SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  April 15, 1998


                  Accent Color Sciences, Inc.
            ---------------------------------------
(Exact name of registrant as specified in its charter)


      Connecticut             0-29048           06-1380314
------------------------     ----------        -------------
     (State or other        (Commission File   (IRS Employer
     jurisdiction of          Number)         Identification
     incorporation)                                     No.)



    800 Connecticut Boulevard,  East Hartford, CT  06103
  ---------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code  (860) 610-4000
                                                    ---------------



      This is Page 1 of 3 pages.  Exhibit Index is on Page 3.


Item 5.

     On April 14, 1998, the Board of Directors of Accent Color Sciences, Inc. (the "Company") elected Charles E. Buchheit to succeed Norman L. Milliard as President and Chief Executive Officer of the Company effective May 8, 1998. As of such date, Mr. Milliard will assume the roles of Vice Chairman and Chief Technology Officer of the Company. The Company issued a press release entitled "Charles E. Buchheit Named President and Chief Executive Officer of Accent Color Sciences," on April 15, 1998, a copy of which is filed herewith as an exhibit hereto. Mr. Buchheit will also continue to serve as a member of the Board of Directors of the Company.












                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               Accent Color Sciences, Inc.

Dated: April 16, 1998          By:  /s/ Norman L. Milliard
                                   -------------------------
                                        Norman L. Milliard
                                        President and Chief
                                         Executive Officer



                        EXHIBIT INDEX


Exhibit Index         Description                   Page No.

99.1           Press Release issued April 15, 1998     3